UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

PINNACLE FINANCIAL PARTNERS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 18, 2017.

PINNACLE FINANCIAL PARTNERS, INC.
Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 23, 2018
PINNACLE FINANCIAL PARTNERS, INC. 150 THIRD AVENUE SOUTH SUITE 900 NASHVILLE, TN 37201	Date: April 17, 2018 Time: 11:00 A.M. CDT
	Location:	Pinnacle Financial Partners 150 Third Avenue South, Suite 800 Nashville, TN 37201
For meeting directions, call Hugh Queener at 615-744-3744

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

------- Before You Vote ---------
How to Access the Proxy Materials

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NOTICE AND PROXY STATEMENT ANNUAL REPORT

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Voting Items

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSALS 1 THROUGH 5.
1. To elect the seventeen (17) persons listed below to serve as directors, for a term of one year and until the due election and qualification of their successors:
Nominees:		2. To ratify the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.
1a.	Abney S. Boxley, III
1b.	Charles E. Brock
1c.	Renda J. Burkhart
1d.	Gregory L. Burns
1e.	Richard D. Callicutt, II	3. To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the proxy statement for the annual meeting of shareholders.
1f.	Marty G. Dickens
1g.	Thomas C. Farnsworth, III
1h.	Joseph C. Galante
1i.	Glenda Baskin Glover
1j.	David B. Ingram
4. To approve an amendment to the Company's Amended and Restated Charter to increase the number of authorized shares of the Company's capital stock from 100,000,000 to 190,000,000; 180,000,000 of which shall be common stock and 10,000,000 shall be preferred stock.

1k.	Robert A. McCabe, Jr.
1l.	Ronald L. Samuels
1m.	Gary L. Scott
1n.	Reese L. Smith, III
1o.	Thomas R. Sloan	5. To approve the Company's 2018 Omnibus Equity Incentive Plan.
1p.	G. Kennedy Thompson
1q.	M. Terry Turner

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.